Exhibit 10.1

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 3

to the

LICENSE AGREEMENT

dated as of March 31, 2004

(as amended prior to the date hereof)

THIS AMENDMENT NO. 3 (the “AMENDMENT NO. 3”), dated and effective as of the 8th day of June, 2011 (the “AMENDMENT NO. 3 EFFECTIVE DATE”) to that certain LICENSE AGREEMENT dated as of March 31, 2004, as amended by that certain AMENDMENT NO. 1 dated as of December 22, 2004 and that certain AMENDMENT NO. 2 dated as of July 27, 2006 (collectively referred to herein as the “LICENSE AGREEMENT”), by and between DUKE UNIVERSITY, a nonprofit educational and research institution organized under the laws of North Carolina (“DUKE”), and OREXIGEN THERAPEUTICS, INC., a Delaware corporation (“OREXIGEN”). Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meaning set forth in the LICENSE AGREEMENT, and the LICENSE AGREEMENT shall be amended to incorporate any additional definitions provided for in this AMENDMENT NO. 3.

WHEREAS, the parties desire to amend the LICENSE AGREEMENT to update certain terms and conditions to be consistent with OREXIGEN’s development and commercialization plans with respect to LICENSED PRODUCTS;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

1. Amendment to Section 1.19. Section 1.19 of the LICENSE AGREEMENT is hereby amended to read in its entirety as follows:

1.19	“NET SALES” shall mean:

(i)	with respect to sales by OREXIGEN or its AFFILIATES during a particular time period, the total amounts invoiced to THIRD PARTIES by OREXIGEN or its AFFILIATES for sale or other distribution of LICENSED PRODUCTS made during such time period to THIRD PARTIES in the TERRITORY, less the following deductions to the extent actually allowed or incurred with respect to such sales:

(a)	sales returns and allowances, including trade, quantity and cash discounts and any other adjustments, including those granted on account of price adjustments, billing errors, rebates, chargeback rebates, fees, reimbursements or similar payments actually granted or given to wholesalers or other distributors, buying groups, healthcare insurance carriers or other institutions, federal, state, or local government and the agencies, and reimbursers of managed health organizations;

(b)	credits or allowances actually granted upon damaged goods, rejections, or returns of such LICENSED PRODUCTS, including in connection with recalls;

(c)	freight, postage, shipping, transportation, and insurance charges actually allowed or paid for delivery of LICENSED PRODUCTS, to the extent billed; and

(d)	taxes (other than income or withholding taxes), duties, tariffs, or other governmental charges levied on the sale of such LICENSED PRODUCTS to the extent billed, including value-added taxes, net of all reimbursements and allowances.

Notwithstanding the foregoing, amounts billed by OREXIGEN for the sale of LICENSED PRODUCTS among OREXIGEN, its AFFILIATES or their respective sublicensees for resale shall not be included in the computation of NET SALES hereunder. NET SALES shall be accounted for in accordance with GAAP or IFRS, as applicable. NET SALES shall exclude any samples of LICENSED PRODUCT transferred or disposed of at no cost for promotional or educational purposes in volumes customary to the trade.

Except as provided below, if a LICENSED PRODUCT is sold in combination with another active component or components not otherwise claimed in the DUKE PATENT RIGHTS, and OREXIGEN does not pay a royalty for such component that will result in a reduced RUNNING ROYALTY pursuant to Section 3.01(b), then the NET SALES, for purposes of determining royalties on the combination, will be calculated by multiplying the NET SALES of the combination by the fraction A/(A+B), where A is the invoice price of the LICENSED PRODUCT if sold separately and B is the total invoice price of any other active component or components in the combination if sold separately. If the LICENSED PRODUCT and the other active component or components in the combination are not sold separately, the NET SALES, for purposes of determining royalties on the combination, will be calculated by multiplying the NET SALES of the combination by the fraction determined by mutual agreement of the parties, that reflects the relative contribution in value that the LICENSED PRODUCT contained in the combination makes to the total value of such combination to the end user.

(ii)	with respect to sales by any SUBLICENSEE, shall have the meaning set forth in the SUBLICENSE agreement by and between OREXIGEN and the applicable SUBLICENSEE.

2. Amendment to Section 2.04. The first four sentences of Section 2.04 of the LICENSE AGREEMENT are hereby amended to read in their entirety as follows:

2.04	All SUBLICENSES shall be subject to the terms and conditions of this AGREEMENT, shall be no less favorable to or protective of DUKE than this AGREEMENT except as expressly stated in this AGREEMENT, and shall be further sublicenseable through multiple tiers. OREXIGEN shall use commercially reasonable efforts to enforce the terms of the SUBLICENSE agreements. OREXIGEN further agrees to provide DUKE with a copy of all SUBLICENSES within thirty (30) days of execution of each subject SUBLICENSE. Upon termination of this Agreement, any SUBLICENSEE of OREXIGEN, from the effective date of such termination, automatically shall become a direct licensee of DUKE under the terms of this LICENSE AGREEMENT with respect to the rights sublicensed to the SUBLICENSEE by OREXIGEN; provided that (a) such SUBLICENSEE is not in breach of its SUBLICENSE with OREXIGEN, (b) such SUBLICENSEE continues to perform under the terms of its SUBLICENSE with OREXIGEN, and (c) DUKE is not required to undertake any material obligations that are outside the scope of its obligations set forth in this AGREEMENT as a result of such automatic direct license.

3. Amendment to Section 3.01(e). Section 3.01(e) of the LICENSE AGREEMENT is hereby amended to read in its entirety as follows:

(e)	Royalty on SUBLICENSE REVENUES. OREXIGEN shall pay to DUKE a royalty of [***] percent ([***]%) on SUBLICENSING REVENUES.

4. Amendment to Section 4.01. Section 4.01 of the LICENSE AGREEMENT is hereby amended to read in its entirety as follows:

4.01	OREXIGEN shall use commercially reasonable efforts to bring LICENSED PRODUCTS to market through a program for exploitation of the DUKE PATENT RIGHTS and OREXIGEN PATENT RIGHTS, and to continue commercially reasonable marketing efforts for LICENSED PRODUCTS throughout the life of this AGREEMENT. The development and commercialization schedule set forth on attached APPENDIX C (hereinafter

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“COMMERCIALIZATION SCHEDULE”) is hereby agreed upon as reasonable. Variations from the schedule set forth in the COMMERCIALIZATION SCHEDULE must be expressly approved by DUKE in writing, such approval not to be unreasonably withheld. OREXIGEN may extend the targets through the payment to DUKE of MAINTENANCE FEES as follows: (a) with respect to the Section 3.01(d)(i) target, (i) [***] dollars ($[***]) for each of the first [***] ([***]) years OREXIGEN desires to extend such target, and (ii) [***] dollars ($[***]) for each of the [***] years OREXIGEN desires to extend the Section 3.01(d)(i) target, and (b) with respect to each of the Section 3.01(d)(ii) target and the Section 3.01(d)(iii) target, (i) [***] dollars ($[***]) for each of the first [***] ([***]) years OREXIGEN desires to extend the applicable target, (ii) [***] dollars ($[***]) for each of the [***] years OREXIGEN desires to extend the applicable target, (iii) [***] dollars ($[***]) for the [***] ([***]) year OREXIGEN desires to extend the applicable target, (iv) [***] dollars ($[***]) for the [***] ([***]) year OREXIGEN desires to extend the applicable target, and (v) [***] dollars ($[***]) for the [***] ([***]) year OREXIGEN desires to extend the applicable target; provided that each MAINTENANCE FEE payment is received by DUKE at least than [***] ([***]) days prior to the then applicable target date or extension thereof, as applicable. However, if any of the targets set forth in the COMMERCIALIZATION SCHEDULE are not reached within the stated time periods set out in APPENDIX C, or within those amended periods of time approved in writing by Duke, and such targets are not extended by the payment of a MAINTENANCE FEE, then DUKE may, at its sole discretion, convert the exclusive licenses granted hereunder to non-exclusive licenses.

5. Amendment to Article 5. Article 5 of the LICENSE AGREEMENT is hereby amended to read in its entirety as follows:

ARTICLE 5 – REPORTS AND RECORDS

5.01	OREXIGEN shall keep full, true and accurate books of accounts and other records containing all particulars which may be necessary to properly ascertain and verify the amounts payable to DUKE hereunder. Said books of account shall be kept at OREXIGEN’s principal place of business or the principal place of business of the appropriate division of OREXIGEN to which this AGREEMENT relates. Said books and the supporting data shall be open at all reasonable times for [***] ([***]) years following the end of the calendar year to which they pertain, to the inspection of DUKE or its agents for the purpose of verifying the OREXIGEN’s royalty statement or compliance in other respects with this AGREEMENT. Should such inspection lead to the discovery of a greater than [***] percent ([***]%)

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discrepancy in reporting, OREXIGEN agrees to pay the full cost of such inspection in addition to any amounts due to DUKE, such amounts to be subject to the provisions of Section 3.04.

5.02	OREXIGEN shall report the status of development of each LICENSED PRODUCT [***] to DUKE by [***]. Such report shall include descriptions of OREXIGEN’s commercially reasonable estimated timeframes for testing, development, governmental approvals and marketing/sales of each LICENSED PRODUCT.

5.03	After the first commercial sale of a LICENSED PRODUCT, and in addition to the reports required under Section 5.02, OREXIGEN shall render to DUKE prior to [***] a written account of the NET SALES of LICENSED PRODUCTS made during the prior [***] period ending [***], respectively, and shall simultaneously pay to DUKE the royalties due on such NET SALES in United States dollars. Reports tendered shall include the calculation of royalties by product by country. Further, OREXIGEN shall render to DUKE prior to [***] a written account of royalties on SUBLICENSE REVENUES due to DUKE for the prior [***] period ending [***], respectively, and shall simultaneously pay to DUKE the royalties due on such NET SALES in United States dollars.

6. Amendment to Section 6.01(a). Section 6.01(a) of the LICENSE AGREEMENT is hereby amended to read in its entirety as follows:

(a)	DUKE shall use its reasonable best efforts to have the prosecution of the DUKE PATENT RIGHTS transferred to OREXIGEN’S patent firm (Knobbe Martens Olson & Bear LLP, attn: Ned A. Israelsen, 550 West C Street, Suite 1200, San Diego, CA 92101, (619) 235-8550 (voice), (619) 235-0176 (fax), email nisraelsen@kmob.com) within [***] ([***]) days of the EFFECTIVE DATE so that OREXIGEN may assume primary responsibility for all activities associated with the prosecution and maintenance of the DUKE PATENT RIGHTS. OREXIGEN may transfer such responsibility to its SUBLICENSEE. OREXIGEN or its SUBLICENSEE will use reasonable commercial efforts to file, prosecute and maintain the DUKE PATENT RIGHTS during the term of this AGREEMENT. OREXIGEN or its SUBLICENSEE will keep DUKE advised as to all developments with respect to any INITIAL DUKE PATENT APPLICATIONS, and/or applicable divisional, continuation, continuation-in-part and reissue application(s) within the scope of the DUKE PATENT RIGHTS (hereinafter, such INITIAL DUKE PATENT APPLICATIONS and applicable divisional, continuation, continuation-in-part, and reissue applications within the scope of the DUKE PATENT RIGHTS collectively referred to as “DUKE PATENT APPLICATIONS”). OREXIGEN or its SUBLICENSEE shall

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keep DUKE advised as to the status of the DUKE PATENT RIGHTS and OREXIGEN’s or its SUBLICENSEE’s designated patent attorneys will provide DUKE, in a timely manner, with copies of all official documents and correspondence relating to the prosecution, maintenance, and validity of the DUKE PATENT RIGHTS. OREXIGEN or its SUBLICENSEE shall consult with DUKE in such prosecution and maintenance, shall diligently seek advice of DUKE on all matters pertaining to the DUKE PATENT RIGHTS, shall diligently seek strong and broad claims under the DUKE PATENT RIGHTS, and shall not abandon prosecution of any DUKE PATENT RIGHTS or any of the claims of the DUKE PATENT RIGHTS without first notifying DUKE in a timely manner of OREXIGEN’s or its SUBLICENSEE’s intention and reason therefor, and providing DUKE with reasonable opportunity to assume responsibility for prosecution and maintenance of the appertaining DUKE PATENT RIGHTS (which thereafter shall be subject to the provisions of Section 6.02(b) as regards status as DUKE PATENT RIGHTS and DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and DUKE LICENSED SERVICES and OREXIGEN’s rights therein). All decisions with respect to the prosecution of the DUKE PATENT RIGHTS by OREXIGEN pursuant to this Section 6.01(a) shall be made by OREXIGEN or its SUBLICENSEE, subject to the approval of DUKE which approval shall not be unreasonably withheld or delayed. OREXIGEN’s obligations under this Section 6.01(a) shall include, without limitation, an obligation to inform DUKE in a timely manner (no less than [***] ([***]) days prior to the appertaining filing deadlines) that OREXIGEN or its SUBLICENSEE will not pursue patents in any non-US country so that DUKE may pursue such patents if it so desires in which case from the date of such filing of such patent applications by DUKE shall not be considered DUKE PATENT RIGHTS and OREXIGEN shall be deemed to have forfeited all rights under this AGREEMENT to such patent applications and resulting patents. (APPENDIX A shall be deemed to be so amended.) For avoidance of doubt, it is understood that OREXIGEN or its SUBLICENSEE shall assume direct and full responsibility for payment of expenses it incurs as a result of its assumption of responsibility for prosecution of DUKE PATENT RIGHTS under this Section 6.01(a). SUBLICENSEE shall only have the foregoing rights and responsibilities as granted by OREXIGEN in the SUBLICENSE.

7. Amendment to Section 6.04. Section 6.04 of the LICENSE AGREEMENT is hereby amended to read in its entirety as follows:

6.04	OREXIGEN agrees to use commercially reasonable efforts to mark the LICENSED PRODUCTS (as the case may be), and/or their containers, labels, and/or other packaging, in such a manner as to conform to the patent laws and practices of the country of manufacture or sale, as appropriate.

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8. Amendment to Section 8.03. Section 8.03 of the LICENSE AGREEMENT is hereby amended to read in its entirety as follows:

8.03	In the event that OREXIGEN and/or its SUBLICENSEE undertakes the enforcement and/or defense of the DUKE PATENT RIGHTS and/or OREXIGEN PATENT RIGHTS by litigation, including any declaratory judgment action, the total cost of any such action commenced or defended solely by OREXIGEN shall be borne by OREXIGEN and/or its SUBLICENSEE. Any recovery of damages by OREXIGEN and/or its SUBLICENSEE as a result of such action shall be applied first in satisfaction of any unreimbursed expenses and attorneys’ fees of OREXIGEN and/or its SUBLICENSEE relating to the action, and second in satisfaction of unreimbursed legal expenses and attorneys’ fees of DUKE, if any, relating to the action. If applicable, OREXIGEN and/or its SUBLICENSEE shall receive an amount equal to its lost profits, a reasonable royalty on sales of the infringer, or other measure of damages the court shall have applied, less a reasonable approximation of the royalties that OREXIGEN would have owed to DUKE on NET SALES that may have been made by OREXIGEN and/or its SUBLICENSEE but, instead, were lost to the infringer, which amount shall be promptly paid by OREXIGEN to DUKE. Any balance remaining from such recovery shall be distributed between OREXIGEN and DUKE as follows: (i) OREXIGEN receiving [***] percent ([***]%) and DUKE receiving [***] percent ([***]%) as regards DUKE PATENT RIGHTS; and (ii) OREXIGEN receiving [***] percent ([***]%) and DUKE receiving [***] percent ([***]%) as regards OREXIGEN PATENT RIGHTS.

9. Amendment to Section 8.04. Section 8.04 of the LICENSE AGREEMENT is hereby amended to read in its entirety as follows:

8.04	In the event OREXIGEN and/or its SUBLICENSEE does not undertake action to prevent the infringing activity within [***] ([***]) months of having been made aware and notified thereof, DUKE shall have the right, but not the obligation, to prosecute at its own expense any such infringements of the DUKE PATENT RIGHTS and, in furtherance of such right, DUKE may use the name of OREXIGEN as a party plaintiff in any such suit without expense to OREXIGEN. The total cost of any such infringement action commenced or defended solely by DUKE shall be borne by DUKE. Any recovery of damages by DUKE for any infringement shall be applied first in satisfaction of any unreimbursed expenses and attorneys’ fees of DUKE relating to the suit, and second toward reimbursement of OREXIGEN’s reasonable expenses, including reasonable attorneys’ fees, relating to the suit. Any balance remaining from such recovery shall be distributed between

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OREXIGEN and DUKE, with DUKE receiving [***] percent ([***]%) and OREXIGEN receiving [***] percent ([***]%).

10. Amendment to Section 9.01. Section 9.01 of the LICENSE AGREEMENT is hereby amended to read in its entirety as follows:

9.01	Should this AGREEMENT terminate in accordance with Section 10.02, 10.03, or 10.04 with no active SUBLICENSE AGREEMENT is in place, LICENSEE shall, within forty-five (45) days following such termination and at its own expense, assign to DUKE its full interest and title in and full documentation of (i) all market clearance applications (including all data relating thereto) which relate to DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and/or DUKE LICENSED SERVICES and (ii) all data that could relate to market clearance applications for DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and/or DUKE LICENSED SERVICES, including, but not limited to, all in vitro and in vivo pre-clinical data, pharmacology data, toxicology data, human data and the like. Notwithstanding anything to the contrary in this AGREEMENT, effective upon receipt of such information, data, etc. by DUKE, such information shall not be considered the confidential information of OREXIGEN under Article 11 but instead shall henceforth be considered the confidential information of DUKE and subject to the provisions of restricted use and non-disclosure set forth in Article 11.

11. Amendment to Section 10.08. Section 10.08 of the LICENSE AGREEMENT is hereby amended to read in its entirety as follows:

10.08	Should this AGREEMENT terminate in accordance with Section 10.02, 10.03, or 10.04 with no active SUBLICENSE AGREEMENT is in place, on or before the effective date of such termination, OREXIGEN shall cease the manufacture, use, practice, lease, and sale, offering, distribution, and other commercialization of DUKE LICENSED PRODUCTS, DUKE LICENSED PROCESSES, and DUKE LICENSED SERVICES.

12. Amendment to Section 10.09. Section 10.09 of the LICENSE AGREEMENT is hereby amended to read in its entirety as follows:

10.09	Should this AGREEMENT terminate in accordance with Section 10.02, 10.03, or 10.04 with no active SUBLICENSE AGREEMENT is in place, LICENSEE shall, within thirty (30) days of any termination of this AGREEMENT, (i) return to DUKE or destroy, as directed by DUKE, all information, data, and any relevant materials provided to OREXIGEN during the term of this AGREEMENT and

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(ii) destroy all DUKE LICENSED PRODUCTS in a safe and legal manner. Further, OREXIGEN shall provide DUKE with a written statement signed by an authorized representative of OREXIGEN certifying the destruction of all DUKE LICENSED PRODUCTS in a safe and legal manner, as well as the destruction of said information data, and relevant materials if such instructions for destruction are given by DUKE.

13. Amendment to Section 12.01. The contact information in Section 12.01 of the LICENSE AGREEMENT solely for OREXIGEN is hereby amended to read in its entirety as follows:

OREXIGEN

Orexigen Therapeutics, Inc.

Attn: General Counsel

3344 N. Torrey Pines Court,

Suite 200

La Jolla CA, CA 92037

cc:

Latham & Watkins LLP

12636 High Bluff Drive

Suite 400

San Diego, CA 92130

Attention: Faye H. Russell, Esq.

Facsimile: 858.523.5450

14. Amendment to Section 14.02. Section 14.02 of the LICENSE AGREEMENT is hereby amended to read in its entirety as follows:

14.02

OREXIGEN will purchase and maintain in effect, at its sole expense, with reputable insurance companies, appropriate insurance policies, including, but not limited to a policy of product liability insurance and a policy of general liability insurance, in such amounts as is reasonably sufficient and commercially reasonable to protect against its liability under Section 14.01 above. Further, OREXIGEN will require that every SUBLICENSEE either (a) purchase and maintain in effect, at its sole expense, with reputable insurance companies, appropriate insurance policies, including, but not limited to a policy of product liability insurance and a policy of general liability insurance, or (b) be self-insured against liability and other risks associated with such SUBLICENSEE’s activities and obligations under the SUBLICENSE agreement between such SUBLICENSEE and OREXIGEN, in each of subsections (a) or (b), in such amounts as is reasonably sufficient and commercially reasonable to protect against their respective liability as regards Section 14.01 above. It is understood and agreed that OREXIGEN and/or SUBLICENSEES (as the case may be) shall not be required to possess product liability insurance, or be self-insured with respect thereto, under this Section 14.02 until the first of the following to occur as regards OREXIGEN and/or appertaining SUBLICENSEES (i) commencement of clinical trials of a DUKE LICENSED PRODUCT and/or OREXIGEN LICENSED PRODUCT; or (ii) commencement of sale, lease, or provision of LICENSED PRODUCTS (including, but not limited to, provision of DUKE LICENSED SERVICES and/or OREXIGEN LICENSED SERVICES in connection with a clinical trial). DUKE shall have the right to ascertain from time to time that any required coverage under this Section 14.02 exists, such right to be exercised by DUKE in a reasonable manner.

15. Amendment to Section 18.01. Section 18.01 of the LICENSE AGREEMENT is hereby amended to read in its entirety as follows:

18.01	The provisions of Sections 2.04, 2.07, 3.01(a), 3.01(b)-(h) (as regards financial obligations described therein incurred during the term of this Agreement), 3.02 through 3.06, 3.08, 5.01, 5.03 (as regards obligations for reports and payments due to Duke for activities occurring during the term of this Agreement) 6.02(a), 9.03, 10.07, 10.10 and Articles 1, 7, 8 (to the extent, but only to the extent, that such infringement occurs during the term of this Agreement and excluding Section 8.06 which shall only apply during the term of this Agreement), 11, 12, 13, 14, 15, 16, 18 and 19 shall survive the expiration or termination of this AGREEMENT.

16. Amendment to Appendix C. Appendix C of the LICENSE AGREEMENT is hereby amended to read in its entirety as follows:

COMMERCIALIZATION SCHEDULE

The dates for meeting the milestones set forth in Section 3.01(d) shall be as follows:

•	Section 3.01(d)(i): [***]

•	Section 3.01(d)(ii): [***]

•	Section 3.01(d)(iii): [***]

17. Extent of Amendment. Except as amended hereby, all provisions of the LICENSE AGREEMENT shall remain in full force and effect. In the event of any conflict between the terms of the LICENSE AGREEMENT and this AMENDMENT NO. 3, the terms of this AMENDMENT NO. 3 shall govern.

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18. Counterparts. This AMENDMENT NO. 3 may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Signatures to this AMENDMENT NO. 3 transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this AMENDMENT NO. 3 shall have the same effect as physical delivery of the paper document bearing original signature.

[Signature Page Follows]

Execution Version

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 3 as of the AMENDMENT NO. 3 EFFECTIVE DATE.

DUKE UNIVERSITY		OREXIGEN THERAPEUTICS, INC.

By:	/s/ Rose Ritts, Ph.D.	By:	/s/ Michael Narachi
Name:	Rose Ritts, Ph.D.	Name:	Michael Narachi
Title:	Executive Director, Office of Licensing and Ventures Duke University & DUMC	Title:	President and CEO

		By:	/s/ Joseph Hagan
		Name:	Joseph Hagan
		Title:	CFO